Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “First Amendment” or this “Amendment”), effective as of the 31st day of May, 2011 (the “Amendment Effective Date”), is entered into by and among BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC, a Texas limited liability company (the “Borrower”), the Guarantors party hereto (the “Guarantors”), the Lenders party hereto (the “Lenders”) and CAPITAL ONE, N.A., as Administrative Agent for the Lenders.

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated December 24, 2010 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has entered into a purchase agreement with certain private sellers to purchase such sellers’ interests in various oil and gas properties in the U.S. Gulf of Mexico (the “Project Moose Acquisition”); and

WHEREAS, in connection with the Project Moose Acquisition, the Borrower has requested the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2. Amendment to Commitment. As of the Amendment Effective Date, the aggregate amount of the Commitments is increased from $35,000,000 to $70,000,000.

3. Change to Borrowing Base. As of the Amendment Effective Date, and until such time as further changes are made pursuant to Section 2.07 of the Credit Agreement, the Borrowing Base shall be equal to $70,000,000.

4. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)	The definition of “Fee Letter” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Fee Letter” means that certain letter agreement dated May 31, 2011 executed by Borrower and Administrative Agent pertaining to the fees payable to Administrative Agent and Lenders in connection with the syndication of this credit facility.”

(b)	The definition of “Notes” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Notes” means the promissory notes of the Borrower described in Section 2.02(d) and being substantially in the form of Exhibit A, together with all amendments, modifications, replacements, extensions and rearrangements thereof and shall include, but without limitation that certain Note dated December 24, 2010 made by Borrower and payable to the order of Capital One, N.A., in the original principal amount of $35,000,000 and that certain Note dated May 31, 2011 made by Borrower and payable to the order of Capital One, N.A., in the original principal amount of $35,000,000.”

(c)	The definition of “Restricted Payment” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Restricted Payment” means:

(a) any dividend or any other payment or distribution on account of the Borrower’s or any of its Restricted Subsidiaries’ Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Borrower or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Borrower’s or any of its Restricted Subsidiaries’ Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Capital Stock) of the Borrower or payable to the Borrower or a Restricted Subsidiary of the Borrower);

(b) the purchase, redemption or other acquisition or retirement for value (including, without limitation, in connection with any merger or consolidation involving the Borrower) any Equity Interests of the Borrower;

(c) any payment on or with respect to, or purchase, redemption, defeasance or other acquisition or retirement for value, (i) the Senior Notes or (ii) any Debt of Borrower or any Restricted Subsidiary that is subordinated to the Obligations; or

(d) make any Investment not permitted by Section 9.05 hereof.”

5. Amendment to Section 8.01(d). Section 8.01(d) of the Credit Agreement is hereby deleted and replaced with the following:

“(d) Certificate of Finance Officer - Hedging Report. Concurrently with (i) any delivery of financial statements under Section 8.01(b) and (ii) the delivery of each Reserve Report hereunder, and at other times promptly upon the request of the Administrative Agent, a hedge position report setting forth a true and complete list of all Swap Agreements of the Borrower and each Subsidiary, the material terms thereof (including type, term, effective date, termination date and notional amounts or volumes), the net market-to-market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.20, any margin required or applied under any credit support document, and the counterparty to each such agreement. Such report shall be accompanied by a certificate of a Financial Officer certifying the Borrower’s compliance with the covenant in Section 9.17 and specifically setting forth the calculations demonstrating such compliance.”

6. Amendment to Section 9.04. Section 9.04 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 9.04 Restricted Payments. The Borrower will not, and will not permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of its Property to its Equity Interest holders, except Restricted Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests. Notwithstanding the foregoing, Borrower may make (a) Permitted Tax Distributions up to forty percent (40%) of the Consolidated Net Income of the Borrower provided no Default or Event of Default exists or would exist after giving effect to any such distribution and (b) in any calendar year, (i) distributions to Equity Interest holders and/or (ii) any repayment of the outstanding principal of the Senior Notes and/or the repurchase, redemption, defeasance or other acquisition or retirement for value of such Senior Notes, provided in no such event shall the aggregate amount of Restricted Payments made under subclauses (i) and (ii) above exceed fifty percent (50%) of the Consolidated Net Income for the Borrower after giving effect to the Permitted Tax Distributions made pursuant to (a) for the immediately prior calendar year, as reflected in the financial statements provided pursuant to Section 8.01; provided further, such Restricted Payments allowed in (a) and (b) above may be made only so long as (i) no Default or Event of Default exists or would exist after giving effect to any such distribution, and (ii) there is at least thirty percent (30%) of undrawn availability under the Borrowing Base after such distribution is made.”

7. Amendment to Section 9.17(c). Section 9.17(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(c) transactions entered into prior to May 31, 2011 under the BP Swap Agreement.”

8. Annex I. The Credit Agreement is hereby amended by deleting the existing Annex I to the Credit Agreement and inserting in its place Annex I hereto.

9. Ratification. The Borrower and Guarantors hereby ratify all of their respective Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

10. Representations and Warranties. (a) The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (i) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (ii) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iii) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, (iv) no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (v) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

(b) The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (i) the execution of this Amendment does not violate the terms of Indenture and (ii) after giving affect to this Amendment, the First Lien Obligations (as defined under the Indenture) will not exceed 10% of ACNTA (as defined in the Indenture).

11. Conditions to Effectiveness. This Amendment shall be effective on the Amendment Effective Date only if the following are satisfied on or before such Amendment Effective Date:

(a)	the receipt by the Administrative Agent of this Amendment fully executed by all parties hereto;

(b)

the receipt by the Administrative Agent of the duly executed Note payable to the order of Capital One, N.A. in a principal amount equal to the increase in the Commitment of $35,000,000 dated as of the date hereof;

(c)

the receipt by the Administrative Agent of the first amendment to that letter of credit facility agreement by and among Borrower, Administrative Agent and the lenders party thereto, fully executed by all parties thereto;

(d)	the receipt by the Administrative Agent of amendments to the Mortgages listed on Schedule A attached hereto, each executed by Borrower and in form and substance acceptable to the Administrative Agent;

(e)

the receipt by the Administrative Agent of written consents executed by the Indenture Trustee, BP Corporation North America Inc. and W&T, each in form and substance acceptable to the Administrative Agent;

(f)	the receipt by the Administrative Agent of the Fee Letter executed by Borrower;

(g)

the payment to the Administrative Agent of all fees that are due, including a Borrowing Base increase fee, all fees set forth in the Fee Letter, all expenses of Administrative Agent and the Lenders in connection with this Amendment and any billed fees and disbursements of Andrews Kurth LLP, in connection with this Amendment;

(h)

the receipt by the Administrative Agent of a certificate of the Secretary or an Assistant Secretary of Borrower and each Guarantor setting forth (i) resolutions of its board of directors with respect to the authorization of such Borrower or Guarantor to execute and deliver this Amendment, the Mortgages, the Mortgage Amendments and other documents executed in connection with Amendment to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of such Loan Party (y) who are authorized to sign the Amendment, the Mortgages, the Mortgage Amendments and other documents executed in connection with Amendment to which the Borrower and/or each Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Amendment and the Project Moose Acquisition, (iii) specimen signatures of such authorized officers, and (iv) the articles or certificate of incorporation and bylaws of such Loan Party, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary;

(i)	the receipt by the Administrative Agent of certificates of the appropriate State agencies with respect to the existence, qualification and good standing of Borrower and each Guarantor;

(j)

the receipt by the Administrative Agent of a compliance certificate which shall be substantially in the form of Exhibit D to the Credit Agreement, duly and properly executed by a Responsible Officer and dated as of the date of Amendment Effective Date;

(k)

the receipt by the Administrative Agent of the opinions of Vinson Elkins LLP, special counsel to the Borrower, and Liskow & Lewis, special Louisiana counsel to the Borrower, in form and substance satisfactory to Administrative Agent;

(l)

the receipt by the Administrative Agent of a certificate of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in accordance with Section 7.12 of the Credit Agreement;

(m)

the receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower certifying that the Borrower has received all consents and approvals required for this Amendment and the Project Moose Acquisition;

(n)

the receipt by the Administrative Agent of title information acceptable to Administrative Agent setting forth the status of title on the Oil and Gas Properties of at least 150% of the Borrowing Base, as increased by this Amendment;

(o)	the Administrative Agent shall be reasonably satisfied with the environmental condition of the Oil and Gas Properties of the Borrower and its Subsidiaries acquired in the Project Moose Acquisition;

(p)	the receipt by the Administrative Agent of appropriate judgment, tax, bankruptcy and UCC search certificates; and

(q)	the receipt by the Administrative Agent of such other documents as the Administrative Agent or its special counsel may reasonably request.

12. Conditions Subsequent. On or before August 15, 2011 Borrower shall deliver title opinions acceptable to Administrative Agent on the Oil and Gas Properties listed on Schedule B attached hereto.

13. Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

14. Governing Law. This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of Texas and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of Texas and of the United States.

15. Continuing Effect of the Credit Agreement. This Amendment shall not constitute a waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of the Borrowers or Guarantors that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents except as expressly stated herein. Except as expressly modified hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect.

16. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment. References in this Amendment to an article or section number are to such articles or sections of this Amendment unless otherwise specified.

17. Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

18. Release by Borrower and Guarantors. Borrower and each Guarantor does hereby release and forever discharge the Administrative Agent and each of the Lenders and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now or in the future own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Credit Agreement, Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the

Borrower or Guarantors or their representatives and the Administrative Agent and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives and, in either case, whether or not caused by the sole or partial negligence of any indemnified party. Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, calling of the Credit Agreement into default, exercise of remedies and all similar items and claims, which may, or could be, asserted by any of the Borrower or Guarantors.

19. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC, a Texas limited liability company

By:	/s/ James Hagemeier
James Hagemeier
Vice President

GUARANTORS:

BLACK ELK ENERGY FINANCE CORP., a Texas corporation

By:	/s/ James Hagemeier
James Hagemeier
Vice President

BLACK ELK ENERGY LAND OPERATIONS, LLC, a Texas limited liability company

By:	/s/ James Hagemeier
James Hagemeier
Vice President

Signature Page to First Amendment to Credit Agreement

ADMINISTRATIVE AGENT, ISSUING BANK AND LENDER:

CAPITAL ONE, N.A.

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Senior Vice President

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Capital One, N.A.	100.00%	$70,000,000

TOTAL

	100.00%	$70,000,000

SCHEDULE A

MORTGAGE SCHEDULE

Mortgages/Deeds of Trust

(1) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from Black Elk Energy Offshore Operations, LLC, to Tammy W. Brennig, Trustee for the Benefit of Capital One, N.A. Administrative Agent under the Credit Agreement, as Mortgagor, dated December 21, 2010 to be effective December 24, 2010.

County	Recording Information	Date

Aransas County, TX	315376	12/29/10

Brazoria County, TX	2010054940	12/29/10

Calhoun County, TX	123933	12/29/10

Chambers County, TX	Clerk No. 62362, Vol. 1243, Page 1	12/29/10

Galveston County, TX	2010064099	12/29/10

Jefferson County, TX	2010046653	12/29/10

Kleberg County, TX	Vol. 444, Page 200	12/29/10

Matagorda County, TX	106909	12/29/10

Nueces County, TX	2010047073	12/29/10

San Patricio County, TX	605272	12/29/10

Texas General Land Office	N/A	1/7/11

Bureau of Ocean Energy Management, Regulation, and Enforcement, Gulf of Mexico Region

filed in the non-required/adjudication files for the same 107 leases listed:

OCS-00072, OCS-00073, OCS-00438,

OCS-00479, OCS-00487, OCS-00495,

OCS-00518, OCS-00680, OCS-00777,

OCS-00778, OCS-G 01083,

OCS-G 01084, OCS-G 01192,

OCS-G 01216,

		12/30/2010

OCS-G 01261, OCS-G 01269,

OCS-G 01568, OCS-G 01569,

OCS-G 01610, OCS-G 01860,

OCS-G 01874, OCS-G 01901,

OCS-G 01966, OCS-G 01967,

OCS-G 01989, OCS-G 02062,

OCS-G 02111, OCS-G 02116,

OCS-G 02136, OCS-G 02388,

OCS-G 02391, OCS-G 02393,

OCS-G 02434, OCS-G 02439,

OCS-G 02572, OCS-G 02600,

OCS-G 02608, OCS-G 02613,

OCS-G 02721, OCS-G 02722,

OCS-G 02750, OCS-G 02754,

OCS-G 02757, OCS-G 02819,

OCS-G 02825, OCS-G 02826,

OCS-G 02934, OCS-G 03241,

OCS-G 03251, OCS-G 03256,

OCS-G 03265, OCS-G 03811,

OCS-G 03959, OCS-G 04243,

OCS-G 04421, OCS-G 04895,

OCS-G 05286, OCS-G 05438,

OCS-G 05687, OCS-G 06884,

OCS-G 07799, OCS-G 10924,

OCS-G 12886, OCS-G 13560,

OCS-G 13645, OCS-G 13673,

OCS-G 13850, OCS-G 13897,

OCS-G 13943, OCS-G 13944,

OCS-G 14193, OCS-G 14427,

OCS-G 14456, OCS-G 15156,

OCS-G 15158, OCS-G 15241,

OCS-G 15242, OCS-G 15436,

OCS-G 16320, OCS-G 16353,

OCS-G 16461, OCS-G 16549,

OCS-G 17133, OCS-G 18184,

OCS-G 18192, OCS-G 19760,

OCS-G 19839, OCS-G 19843,

OCS-G 19935, OCS-G 21553,

OCS-G 21683, OCS-G 22219,

OCS-G 23180, OCS-G 23840,

OCS-G 25008, OCS-G 25033,

OCS-G 26554, OCS-G 27824,

OCS-G 31353, OCS-G 32240,

OCS-G 32241, OCS-G 32284,

OCS-G 32783, OCS-G 32784,

OCS-G 33389, OCS-G 33390

and OCS-G 33397

and also in pipeline right-of-way files for the following 28 rights-of-way:

OCS-00877, OCS-G 01468,

OCS-G 01693, OCS-G 03345,

OCS-G 04059, OCS-G 04335,

OCS-G 04356, OCS-G 09323,

OCS-G 13425, OCS-G 14074,

OCS-G 16062, OCS-G 01686A,

OCS-G 17722, OCS-G 19670,

OCS-G 22407, OCS-G 22453,

OCS-G 22454, OCS-G 22455,

OCS-G 24257, OCS-G 25329,

OCS-G 25395, OCS-G 25396,

OCS-G 25422, OCS-G 25492,

OCS-G 26884, OCS-G 26885,

OCS-G 28557 and OCS-G 28996

(2) Mortgage, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement from Black Elk Energy Offshore Operations, LLC, as Mortgagor, to Capital One, N.A., as Mortgagee and Administrative Agent, dated December 21, 2010 but effective December 24, 2010.

County	Recording Information	Date

Cameron Parish, Louisiana	File No. 321330 (Conveyance and Mortgage)	12/29/2010
Iberia Parish, Louisiana	COB 1471, Page 43 and MOB 1415, Page 1, both under File No. 2010-00013982	12/29/2010
Lafourche Parish, Louisiana	COB 1839, Page 278 and MOB 1470, Page 398, both under Instrument No. 1104882	12/29/2010
Jefferson Parish, Louisiana	COB 3273, Page 740 and MOB 4470, Page 593, both under File No. 11054336	12/29/2010
Plaquemines Parish, Louisiana	COB 1238, Page 348 and MOB 556, Page 184, both under File No. 2010-00005400	12/29/2010
St. Bernard Parish, Louisiana	COB 1002 and MOB 1619, both under Instrument No. 548146	12/29/2010
St. Mary Parish, Louisiana	COB 224, Page 1 and MOB 1267, Page 91, both under File No. 309199	12/29/2010
Terrebonne Parish, Louisiana	COB 2224, Page 140 and MOB 2335, Page 281, both under File No. 1364163	12/29/2010
Vermilion Parish, Louisiana	File No. 21013453 (Conveyance and Mortgage)	12/29/2010
Bureau of Ocean Energy Management, Regulation, and Enforcement, Gulf of Mexico Region	See BOEMRE information in Item 1.	12/30/2010

UCC Financing Statements

(1) UCC-1 Financing Statement for Black Elk Energy Offshore Operations, LLC, Black Elk Energy Finance Corp., and Black Elk Energy Land Operations, LLC as debtors and Capital One, N.A., as Administrative Agent, as secured party:

Jurisdiction	Recording Information	Date

TX SOS	10-0036853339	12/27/10

(2) UCC-1 Financing Statement for Black Elk Energy Offshore Operations, LLC, Black Elk Energy Finance Corp., and Black Elk Energy Land Operations, LLC, as debtors and Capital One, N.A., as Administrative Agent, as secured party:

Jurisdiction	Recording Information	Date

Plaquemines Parish, Louisiana	UCC No. 38-10-2098 [Plaquemines Parish UCC Book 3810, Page 2098, File No. 2010-00005399]	12/29/2010
Bureau of Ocean Energy Management, Regulation, and Enforcement, Gulf of Mexico Region	See BOEMRE information in Item 1.	12/30/2010

Black Elk Recording Schedule

Closing December 24, 2010

PPVA Lien Releases

(1) Release by Obligee of Record (regarding Mortgage, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated October 29, 2009 by Black Elk Energy Offshore Operations, LLC in favor of PPVA Black Elk (Cayman) Ltd. in the sum of $75 million) executed by PPVA Black Elk (Cayman) Ltd. on December 21, 2010 [with separate Request for Cancellation dated December 24, 2010 by Daniel Small attached in front of counterpart filed in each of the nine parishes listed below].

Jurisdiction	Recordation Data	Filing Date	Cancellation by Clerk of Court
Cameron Parish, Louisiana	File No. 321329 (Mortgage)	12/29/2010	Certificate of Cancellation dated 12/29/2010
Iberia Parish, Louisiana	MOB 1414, Page 634, File No. 2010-00013981	12/29/2010	Certificate of Cancellation dated 1/06/2011
Jefferson Parish, Louisiana	Cancellation No. 702581[1]	12/29/2010	Notice of Mortgage Cancellation dated 12/29/2010
Lafourche Parish, Louisiana	MOB 1470, Page 337 and Miscellaneous Book 227, Page 558, both under Instrument No. 1104881	12/29/2010	Cancellation Certificate dated 1/03/2011
Plaquemines Parish, Louisiana	MOB 556, Page 73 and COB 1238, Page 288, both under File No. 2010-00005395	12/29/2010	certificate dated 12/29/2010
St. Bernard Parish, Louisiana	MOB 1619, Instrument No. 548145	12/29/2010	Certificate of Cancellation dated 12/29/2010
St. Mary Parish, Louisiana	MOB 1267, Page 30, File No. 303676	12/29/2010	Certification of Cancellation dated 12/29/2010
Terrebonne Parish, Louisiana	MOB 2335, Page 219, File No. 1364162	12/29/2010	certificate dated 12/29/2010
Vermilion Parish, Louisiana	File No. 21013452 (Mortgage)	12/29/2010	Certificate of Cancellation dated 12/29/2010

[1]

The certified copy from Jefferson Parish does not list any document number; thus, we also enclose an uncertified, file-stamped copy that has the clerk’s stamp “Cancellation #702581” on the first page of the Release.

Jurisdiction	Recordation Data	Filing Date	Cancellation by Clerk of Court
Bureau of Ocean Energy Management, Regulation and Enforcement, Gulf of Mexico Region

filed in the non-required/adjudication files for the following 15 leases:

OCS-G 01568, OCS-G 01569, OCS-G 02388, OCS-G 02434, OCS-G 02750, OCS-G 02754, OCS-G 04421, OCS-G 05687, OCS-G 13560, OCS-G 14456, OCS-G 14878, OCS-G 15156, OCS-G 15158, OCS-G 16320 and OCS-G 23180

		12/30/2010	not applicable

(2) Release of Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production (regarding Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated October 29, 2009 effective September 14, 2009 from Black Elk Energy Offshore Operations, LLC to Daniel Small, Trustee for the benefit of PPVA Black Elk (Cayman) Ltd. as Agent, as Mortgagee) by PPVA Black Elk (Cayman) Ltd. dated December 24, 2010.

Jurisdiction	Recordation Data	Filing Date	Cancellation by Clerk of Court
Brazoria County, TX	2009048951 (Mortgage); 2010054939 (Recording Information)	12/29/2010	N/A
Chambers County, TX	200949330 Vol. 1151, Page 525 (Mortgage); Clerk No. 62360, Vol. 1242, Page 709 (Recording Information)	12/29/10	N/A
Chambers County, TX	Correction to above 200949331 Vol. 1151, Page 525 (Mortgage); Clerk No. 62786, Vol. 1245, Page 612 (Recording Information)	1/12/11	N/A
Galveston County, TX	2009060703 (Mortgage); 2010064097 (Recording Information)	12/29/2010	N/A
Jefferson County, TX	2009041727 (Mortgage); 2011001834 (Recording Information)	1/12/11	N/A

Jurisdiction	Recordation Data	Filing Date	Cancellation by Clerk of Court
Matagorda County, TX	096601 (Mortgage); 110208 (Recording Information)	1/12/11	N/A
Texas General Land Office	69136, 69137 (Mortgage); No Recording Information	Nothing	N/A

(3) Release by Obligee of Record (regarding Mortgage, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated September 30, 2010 effective January 1, 2010 by Black Elk Energy Offshore Operations, LLC in favor of PPVA Black Elk (Cayman) Ltd. in the sum of $195 million) executed by PPVA Black Elk (Cayman) Ltd. on December 21, 2010 [with separate Request for Cancellation dated December 24, 2010 by Daniel Small attached in front of counterpart filed in each of the eight parishes listed below].

Jurisdiction	Recordation Data	Filing Date	Cancellation by Clerk of Court
Cameron Parish, Louisiana	File No. 321328 (Mortgage)	12/29/2010	Certificate of Cancellation dated 12/29/2010
Iberia Parish, Louisiana	MOB 1414, Page 605, File No. 2010-00013980	12/29/2010	Certificate of Cancellation dated 1/06/2011
Jefferson Parish, Louisiana	Cancellation No. 702580[2]	12/29/2010	Notice of Mortgage Cancellation dated 12/29/2010
Lafourche Parish, Louisiana	MOB 1470, Page 308 and Miscellaneous 227, Page 529, both under Instrument No. 1104880	12/29/2010	Cancellation Certificate dated 1/03/2011
Plaquemines Parish, Louisiana	MOB 556, Page 156, File No. 2010-00005398	12/29/2010	certificate dated 12/29/2010
St. Mary Parish, Louisiana	MOB 1267, Page 1, File No. 303675	12/29/2010	Certification of Cancellation dated 12/29/2010
Terrebonne Parish, Louisiana	MOB 2335, Page 190, File No. 1364161	12/29/2010	certificate dated 12/29/2010
Vermilion Parish, Louisiana	File No. 21013451 (Mortgage)	12/29/2010	Certificate of Cancellation dated 12/29/2010

[2]

The certified copy from Jefferson Parish does not list any document number; thus, we also enclose an uncertified, file-stamped copy that has the clerk’s stamp “Cancellation #702580” on the first page of the Release.

Jurisdiction	Recordation Data	Filing Date	Cancellation by Clerk of Court
Bureau of Ocean Energy Management, Regulation and Enforcement, Gulf of Mexico Region	in the non-required/adjudication files for the following 45 leases:
OCS-00680,
OCS-00777,
OCS-00778,
OCS-00877,
OCS-G 01192,
OCS-G 01610,
OCS-G 01901,
OCS-G 01966,
OCS-G 01967,
OCS-G 02062,
OCS-G 02111,
OCS-G 02116,
OCS-G 02439,
OCS-G 02608,
OCS-G 02613,
OCS-G 03265,
OCS-G 03959,
OCS-G 04335,
OCS-G 06884,
OCS-G 10942,
OCS-G 13645,
OCS-G 13673,
OCS-G 13850,
OCS-G 13897,
OCS-G 13943,
OCS-G 13944,
OCS-G 15436,
OCS-G 16353,
OCS-G 16549,
OCS-G 19760,
OCS-G 19843,
OCS-G 19935,
OCS-G 23840,
OCS-G 25395,
OCS-G 25396,
OCS-G 25422,
OCS-G 25492,
OCS-G 27834,
OCS-G 28996,
OCS-G 31353,
OCS-G 32240,
OCS-G 32241,
OCS-G 32284,
OCS-G 32783
	and OCS-G 32784	12/30/2010	not applicable

(4) Release of Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production (regarding Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated September 30, 2010 effective January 1, 2010 from Black Elk Energy Offshore Operations, LLC to Daniel Small, Trustee for the benefit of PPVA Black Elk (Cayman) Ltd. as Agent, as Mortgagee) by PPVA Black Elk (Cayman) Ltd. dated December 24, 2010.

Jurisdiction	Recordation Data	Filing Date	Cancellation by Clerk of Court
Aransas County, TX	314063 (Mortgage); 315375 (Recording Information)	12/29/2010	N/A
Brazoria County, TX	2010042224 (Mortgage); 2010054937 (Recording Information)	12/29/10	N/A
Calhoun County, TX	122892 (Mortgage); 123932 (Recording Information)	12/29/10	N/A

Jurisdiction	Recordation Data	Filing Date	Cancellation by Clerk of Court
Chambers County, TX	201059745, Vol. 1224, Page 371 (Mortgage); Clerk No. 62361, Vol. 1242, Page 713 (Recording Information)	12/29/2010	N/A
Galveston County, TX	2010049791 (Mortgage); 2010064098 (Recording Information)	12/29/10	N/A
Jefferson County, TX	2010036367 (Mortgage); 2011001833 (Recording Information)	1/12/11	N/A
Kleberg County, TX	284721, Vol. 439, Page 778 (Mortgage); 285556, Vol. 444, Page 196 (Recording Information)	12/29/10	N/A
Matagorda County, TX	105268 (Mortgage); 106907 (Recording Information)	12/29/10	N/A
Nueces County, TX	2010036966 (Mortgage); 2010047072 (Recording Information)	12/29/10	N/A
San Patricio County, TX	603394 (Mortgage); 605271 (Recording Information)	12/29/10	N/A

(5) Release by Obligee of Record (regarding Mortgage, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated January 27, 2010 effective December 1, 2009 by Black Elk Energy Offshore Operations, LLC in favor of PPVA Black Elk (Cayman) Ltd. in the sum of $75 million) executed by PPVA Black Elk (Cayman) Ltd. on December 21, 2010 [with Request for Cancellation dated December 24, 2010 by Daniel Small attached in front of counterpart filed in Plaquemines Parish].

Jurisdiction	Recordation Data	Filing Date	Cancellation by Clerk of Court
Plaquemines Parish, Louisiana	MOB 556, Page 133, File No. 2010-00005397	12/29/2010	certificate dated 12/29/2010
Bureau of Ocean Energy Management, Regulation and Enforcement, Gulf of Mexico Region	filed in the non-required/adjudication files for the following 4 leases: OCS-G 01083, OCS-G 01084, OCS-G 19839 and OCS-G 25008	12/30/2010	not applicable

(6) Release of Mortgage, Deed of Trust, Security Agreement, Financing Statement, and Assignment of Production (regarding Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated January 27, 2010 from Black Elk Energy Offshore Operations, LLC to Daniel Small, Trustee for the benefit of PPVA Black Elk (Cayman) Ltd. as Agent, as Mortgagee) by PPVA Black Elk (Cayman) Ltd. dated December 24, 2010.

Jurisdiction	Recordation Data	Filing Date	Cancellation by Clerk of Court
Brazoria County, TX	2010004153 (Mortgage); 315375 (Recording Information)	12/29/2010	N/A
Calhoun County, TX	119905 (Mortgage); 123931 (Recording Information)	12/29/2010	N/A
Matagorda County, TX	100598 (Mortgage); 106908 (Recording Information)	12/29/2010	N/A
Texas General Land Office	7050 (Mortgage); No Recording Information	1/5/11	N/A

(7) Release by Obligee of Record (regarding Mortgage, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated January 29, 2008 by Black Elk Energy Offshore Operations, LLC in favor of Plainfield Specialty Holdings II Inc. in the sum of $21 million as three times amended) executed by PPVA Black Elk (Cayman) Ltd. on December 21, 2010 [with Request for Cancellation dated December 24, 2010 by Daniel Small attached in front of counterpart filed in Terrebonne Parish].

Jurisdiction	Recordation Data	Filing Date	Cancellation by Clerk of Court
Terrebonne Parish, Louisiana	MOB 2335, Page 179, File No. 1364160	12/29/2010	certificate dated 12/29/2010

(8) Release by Obligee of Record (regarding Mortgage, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated April 3, 2008 effective April 4, 2008 by Black Elk Energy Offshore Operations, LLC in favor of Plainfield Specialty Holdings II Inc. in the sum of $27.6 million as three times amended) executed by Daniel Small for PPVA Black Elk (Cayman) Ltd. on December 21, 2010 [with Request for Cancellation dated December 24, 2010 by Daniel Small attached in front of counterpart filed in Cameron Parish].

Jurisdiction	Recordation Data	Filing Date	Cancellation by Clerk of Court
Cameron Parish, Louisiana	File No. 321327 (Mortgage)	12/29/2010	four Certificates of Cancellation dated 12/29/2010
Bureau of Ocean Energy Management, Regulation and Enforcement, Gulf of Mexico Region	filed in the non-required/adjudication files for the following 3 leases: OCS-G 02825, OCS-G 02826 and OCS-G 03256	12/30/2010	not applicable

UCC Terminations

(9) UCC-3 Financing Statement Terminations

UCC Terminations

Jurisdiction	Original File No. (Date)	Recordation Data	Date

Cameron Parish, LA	12-310240 (4/9/08)	321343	12/30/10

	12-316040 (7/15/09)	321345	12/30/10

	12-317091 (11/3/09)	321344	12/30/10

Jefferson Parish, LA	26-314665 (10/4/10)	26-316146	12/30/10

Plaquemines Parish, LA	38-09-1364 (11/4/09)	2010-00005429 Book 3810, Page 2295	12/30/10

	38-10-241 (2/2/10)	2011-00000505 Book 3811, Page 1633	2/12/11

Terrebonne Parish, LA	55-1288044 (2/4/08)	1364254	12/30/10

	55-1327415 (7/16/09)	1364255	12/30/10

Brazoria County, TX	2020004154 (2/2/10)	2010055246	12/30/10

Calhoun County, TX	119906 (2/2/10)	123953	12/30/10

Matagorda County, TX	100599 (2/2/10)	106934	12/30/10

TX SOS	08-0003745431	10-00371491	12/29/10

	08-0003745542	10-00371488	12/29/10

	09-0019961065	10-00371486	12/29/10

	09-0019961176	10-00371490	12/29/10

	09-0019961287	10-00371487	12/29/10

	10-0028582642	10-00371489	12/29/10

Bureau of Ocean Energy Management, Regulation, and Enforcement, Gulf of Mexico Region	(4/3/08)	filed in the non-required/adjudication files for the following 3 leases: OCS-G 02825, OCS-G 02826 and OCS-G 03256	12/30/10

Bureau of Ocean Energy Management, Regulation, and Enforcement, Gulf of Mexico Region	(10/29/09)

filed in the non-required/adjudication files for the following 15 leases:

OCS-G 01568,
OCS-G 01569,
OCS-G 02388,
OCS-G 02434,
OCS-G 02750,
OCS-G 02754,
OCS-G 04421,
OCS-G 05687,
OCS-G 13560,
OCS-G 14456,
OCS-G 14878,
OCS-G 15156,
OCS-G 15158,
OCS-G 16320
and OCS-G 23180

12/30/10

Bureau of Ocean Energy Management, Regulation, and Enforcement, Gulf of Mexico Region	(1/27/10)	filed in the non-required/adjudication files for the following 4 leases: OCS-G 01083, OCS-G 01084, OCS-G 19839 and OCS-G 25008	12/30/10

Bureau of Ocean Energy Management, Regulation, and Enforcement, Gulf of Mexico Region	(9/3/10)

in the non-required/adjudication files for the following 45 leases:
OCS-00680, OCS-00777,

OCS-00778, OCS-00877,
OCS-G 01192, OCS-G 01610,
OCS-G 01901, OCS-G 01966,
OCS-G 01967, OCS-G 02062,
OCS-G 02111, OCS-G 02116,
OCS-G 02439, OCS-G 02608,
OCS-G 02613, OCS-G 03265,
OCS-G 03959, OCS-G 04335,
OCS-G 06884, OCS-G 10942,
OCS-G 13645, OCS-G 13673,
OCS-G 13850, OCS-G 13897,
OCS-G 13943, OCS-G 13944,
OCS-G 15436, OCS-G 16353,
OCS-G 16549, OCS-G 19760,
OCS-G 19843, OCS-G 19935,
OCS-G 23840, OCS-G 25395,
OCS-G 25396, OCS-G 25422,
OCS-G 25492, OCS-G 27834,
OCS-G 28996, OCS-G 31353,
OCS-G 32240, OCS-G 32241,
OCS-G 32284, OCS-G 32783
and OCS-G 32784

12/30/10

SCHEDULE B

PROPERTIES REQUIRING TITLE OPINIONS